Exhibit 99.1

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: February 25, 2005
For Collection Period: January 31, 2005
For Determination Date: February 15, 2005

							LOAN
	A-1	A-2	A-3	A-4	# LOANS	TOTAL	BALANCE
A. PRINCIPAL BALANCE RECONCILIATION
(A) Original Principal Balance	24,300,000.00	62,525,000.00	40,650,000.00	65,812,508.00	7,315	193,287,508.00	193,287,508.00
(B) Beginning Balance	0.00	0.00	37,333,519.93	65,812,508.00	4,821	103,146,027.93	103,146,027.93
(C) Collections (Regular Payments)	0.00	0.00	1,684,711.49	0.00	N/A	1,684,711.49	1,684,711.49
(D) Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	N/A	0.00	0.00
(E) Collections (Principal Payoffs)	0.00	0.00	1,712,728.15	0.00	98	1,712,728.15	1,712,728.15
(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	0.00	192,042.11	0.00	8	192,042.11	192,042.11
(G) Principal Reductions (Other)(Partial chg-off)	0.00	0.00	23,409.97	0.00	N/A	23,409.97	23,409.97
(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	0.00	33,720,628.21	65,812,508.00	4,715	99,533,136.21	99,533,136.21

(J) Certificate Factor	0.000000%	0.000000%	82.953575%	100.000000%	64.456596%	51.494862%	51.494862%

Notional Principal Balance: Class I
(K) Beginning							68,371,343.30
(L) Reduction							3,612,891.72
(M) Ending							64,758,451.58

Notional Principal Balance: Companion Component
(N) Beginning							34,774,684.63
(O) Reduction							—
(P) Ending							34,774,684.63

B. CASH FLOW RECONCILIATION
							TOTALS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							4,171,698.64
(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							8,816.41
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00
1) allocable to principal							0.00
2) allocable to interest							0.00
(D) ADVANCES							3,831.15
(E) REPURCHASES							0.00
(F) GROSS CHARGE OFF RECOVERIES							71,190.54
(G) SPREAD ACCOUNT WITHDRAWAL							0.00
(H) Policy Draw for “I” Interest							0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal							0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal							0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal							0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal							0.00

TOTAL COLLECTIONS							4,255,536.74

C. TRUSTEE DISTRIBUTION
							TOTAL

(A) TOTAL CASH FLOW							4,255,536.74
(B) DEPOSIT TO PAYAHEAD							526.21
(C) Indenture Trustee Fee (not to exceed $20,000)							1,833.33
(D) UNRECOVERED INTEREST ADVANCES							3,577.20
(E) SERVICING FEE (DUE AND UNPAID)							85,955.02
(F) Standby Servicing Fee (not to exceed $50,000)							3,867.98
(G) Owner Trustee Fee (not to exceed $25,000)							0.00
(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							-
(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							75,600.38
(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							188,662.52
(L) Interest to “I” Certificate Holders, including Overdue							82,615.37
(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							3,612,891.72
(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00
(Q) Policy Premium and Unreimbursed Draws							29,030.50
(R) Spread Account (up to the Requisite Amount)							0.00
(S) Additional Unpaid Standby Servicing Fee							0.00
(T) Additonal Unpaid Indenture Trustee Fee							0.00
(U) Additional Unpaid Owner Trustee Fee							0.00
(V) Interests Advance Recovery Payments							0.00

(W) EXCESS YIELD							170,976.51

BALANCE							0.00

D. SPREAD ACCOUNT
							SPREAD
							ACCOUNT

(A) BEGINNING BALANCE							5,877,820.80
(B) ADDITIONS TO SPREAD AMOUNT							170,976.51
(C) INTEREST EARNED							10,254.80
(D) DRAWS							0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS							N/A
(F) DISTRIBUTION OF FUNDS TO SERVICER							N/A
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER							79,195.56

(H) ENDING BALANCE							5,979,856.55

(I) REQUIRED BALANCE							5,798,625.24

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER							181,231.31

Bay View Transaction Corporation
Bay View 2003 LJ-1 Owner Trust
For Payment Date: February 25, 2005
For Collection Period: January 31, 2005
For Determination Date: February 15, 2005

E. CURRENT RECEIVABLES DELINQUENCY
		NUMBER	BALANCE

# PAYMENT DELINQUENCY
(A) 31-60		21	410,156.55
(B) 61-90		10	221,760.91

(C) TOTAL		31	631,917.46

(D) 90+ days		7	136,812.19

F. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		5	120,166.19
(B) AGGREGATE REPOSSESSIONS		130	3,197,851.26
(C) UNLIQUIDATED REPOSSESSIONS		10	199,854.45

G. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE			4,814.50
(B) DEPOSIT			526.21
(C) WITHDRAWAL			0.00

(D) ENDING BALANCE			5,340.71

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	631,917.46	99,533,136.21	0.6349%
(B) 1ST PREVIOUS	828,283.18	103,146,027.93	0.8030%
(C) 2ND PREVIOUS	734,310.78	107,117,107.43	0.6855%

(D) THREE MONTH ROLLING AVERAGE	731,503.81	103,265,423.86	0.7078%

I. CUMULATIVE DEFAULT RATE
	MONTH	ORIGINAL POOL	Default
	BALANCE	BALANCE	Rate %
(A) Defaulted Receivables (Current Period)	235,990.94
(B) Cumulative Defaulted Receivables (Prior Month)	3,706,877.00
(C) Cumulative Defaulted Receivables (Current Month)	3,942,867.94	193,287,508.00	2.04%

J. CUMULATIVE NET LOSS RATE
	MONTH	ORIGINAL POOL	Net Loss
	BALANCE	BALANCE	Rate %
(A) Collection Period Charge-Off receivables	215,452.08
(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	-
(C) Aggregate Cram Down Losses during period	-
(D) Less: Recoveries (current month)	71,190.54
(E) Prior Period Adjustment	-
(F) Net Losses current period	144,261.54
(G) Prior Period cumulative net losses	1,993,487.49
(H) Cumulative Net Losses (current period)	2,137,749.03	193,287,508.00	1.11%
(I) Total Defaults	235,990.94
(J) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	117,995.47
(K) Cumulative net losses including 50% of defaults	2,255,744.50	193,287,508.00	1.17%

K. EXTENSION RATE
	MONTH	POOL	Extension
	BALANCE	BALANCE	Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	314,944.95	99,533,136.21	0.32%

L. LOCKBOX TEST
		AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)		2,304,862.81	4,360
(B) Total Payments (Current Month)		4,242,889.18	4,849
(C) Lockbox Payment Percentage			89.92%

M. FINANCIAL COVENANTS
(A) Monthly BVAC capital (at least $50MM)			50,000
(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)			11,149
(C) Monthly BVAC net worth (at least $20MM)			63,003

N. WAC-Weighted Average Coupon			8.6266%
O. WAM-Weighted Average Maturity			58.67

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		VP, Controller
Bay View Acceptance Corp		Bay View Acceptance Corp